CAPSTONE CHURCH CAPITAL FUND

Supplement dated June 5, 2009 to

Prospectus dated January 28, 2009 (“Prospectus”)

At a meeting held May 19, 2009, the Board of Trustees (“Board”) of Capstone Church Capital Fund (“Fund”) approved certain changes to the Fund’s investment policies. The Fund’s primary investment policies – to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in church mortgage bonds and church mortgage loans – will not change. Also, the Fund’s investment objective, to provide a high level of current income, will not change. The changes approved by the Board relate to the range of investments permitted for up to 20% of the Fund’s net assets, plus the amount of any borrowings for investment purposes (“the 20% basket”). Investments permitted in the 20% basket are being expanded to include intermediate-term and investment grade debt securities. Investment grade securities are those rated at least BBB by Standard & Poor’s Corporation or Baa by Moody’s Investors Service, or deemed of comparable quality by the Fund’s investment adviser. (Prior to this change, investments in the 20% basket were limited primarily to short-term debt securities (those with remaining maturities of one year or less) that are rated within the top two credit rating categories (AAA/AA by Standard & Poor’s Corporation or Aaa/Aa by Moody’s Investors Service, or deemed of comparable quality by the Fund’s investment adviser).)

Because the Fund’s church mortgage bond and church mortgage loan investments are generally illiquid, the investments in the 20% basket are typically highly liquid and, among other things, assist the Fund in maintaining sufficient liquidity to satisfy quarterly share repurchase requests and to meet other cash needs. The market prices of the highest-rated categories of debt securities are relatively expensive in the current environment.  The changes approved by the Board are therefore intended to give the Fund the flexibility to invest in lower cost higher-yielding investment grade liquid securities to increase the Fund’s overall yield and improve liquidity. The changes may add some risk to the liquid portion of the Fund’s portfolio. However, this risk will be well within the risk limits of the portfolio overall. (Under current policies, the Fund is permitted to invest up to 100% of its assets in long-term church mortgage bonds and church mortgage loans rated investment grade.) (See “Interest Rate and Maturity Risk” and “Borrower Credit Risk” in the Prospectus.)